                                                                     EXHIBIT 4.7

                                 SIXTH AMENDMENT


      SIXTH AMENDMENT (this "Amendment"), dated as of May 4, 2000, among ALLIANCE GAMING CORPORATION, a Nevada corporation (the "U.S. Borrower"), BALLY WULFF VERTRIEBS GMBH, a company with limited liability organized under the laws of the Federal Republic of Germany ("Bally Wulff Vertriebs"), BALLY WULFF AUTOMATEN GMBH, a company with limited liability organized under the laws of the Federal Republic of Germany ("Bally Wulff Automaten" and, together with Bally Wulff Vertriebs, the "German Borrowers," and each a "German Borrower" and the German Borrowers, together with the U.S. Borrower, the "Borrowers," and each a "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and CREDIT SUISSE FIRST BOSTON, as Administrative Agent. Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H :

      WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of August 8, 1997 (as amended, modified or supplemented through, but not including, the date hereof the "Credit Agreement");

      WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

      NOW, THEREFORE, it is agreed:

      1. The definitions of "Applicable Commitment Commission Percentage" and "Applicable Margin" appearing in Section 11.01 of the Credit Agreement are hereby amended by (i) deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                                        Level    Level   Level    Level
        "Ratio                            1        2       3        4
        ------                          -----    -----   -----    -----
Euro Rate Loan Margin for U.S.
Borrower Tranche A Term Loans,
German Borrower Tranche A Term
Loans and Revolving Loans               2.75%    3.00%    3.25%   3.75%

Base Rate Loan Margin for U.S.
Borrower Tranche A Term Loans,
Revolving Loans and Swingline Loans     1.75%    2.00%    2.25%   2.75%

Euro Rate Loan Margin for Delayed
Draw Term Loans and Tranche B Term
Loans                                   3.50%    3.50%    3.75%   4.25%

Base Rate Loan Margin for Delayed
Draw Term Loans and Tranche B Term
Loans                                   2.50%    2.50%    2.75%   3.25%

Euro Rate Loan Margin for Tranche C
Term Loans                              3.75%    3.75%    4.00%   4.50%

Base Rate Loan Margin for Tranche C
Term Loans                              2.75%    2.75%    3.00%   3.50%

Applicable Commitment Commission
Percentage                              0.40%    0.45%    0.50%   0.50%

      2. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when each Borrower, each Subsidiary Guarantor and the Required Lenders have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office, provided that the increase in the Applicable Margin pursuant to this Amendment shall be deemed to be effective on April 28, 2000, and if any interest payments were made on or after April 28, 2000 and prior to the Sixth Amendment Effective Date, the Borrowers shall pay to the Administrative Agent (for the pro rata distribution of the Lenders in accordance with Section 4.03 of the Credit Agreement) such additional amounts as would have been paid to the Administrative Agent had the increase in the Applicable Margin pursuant to this Amendment been effective on April 28, 2000.

      3. Each Subsidiary Guarantor acknowledges and agrees that all extensions of credit pursuant to the Credit Agreement, as amended hereby, shall be fully guaranteed pursuant to the Subsidiary Guarantees and entitled to the benefits of the respective Security Documents.

      4. In order to induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants that (i) the representations and warranties contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Sixth Amendment Effective Date, both before and after giving effect to this Amendment (it being understood and agreed that, as to any representation or warranty which by its terms is made as of a specified date, each Borrower represents and warrants that such representation and warranty is true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Sixth Amendment Effective Date, both before and after giving effect to this Amendment.

      5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

      7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      8. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                          ALLIANCE GAMING CORPORATION



                                          By___________________________________
                                             Name:
                                             Title:


                                          BALLY WULFF VERTRIEBS GMBH



                                          By___________________________________
                                             Name:
                                             Title:


                                          BALLY WULFF AUTOMATEN GMBH



                                          By___________________________________
                                             Name:
                                             Title:


                                          ALLIANCE HOLDING COMPANY,
                                            as a Guarantor



                                          By___________________________________
                                             Name:
                                             Title:


                                          APT GAMES, INC.,
                                            as a Guarantor



                                          By___________________________________
                                             Name:
                                             Title:

                                          UNITED COIN MACHINE CO.,
                                            as a Guarantor



                                          By___________________________________
                                             Name:
                                             Title:


                                          PLANTATION INVESTMENTS, INC.,
                                            as a Guarantor



                                          By___________________________________
                                             Name:
                                             Title:


                                          FOREIGN GAMING VENTURES, INC.,
                                            as a Guarantor



                                          By___________________________________
                                             Name:
                                             Title:


                                          LOUISIANA VENTURES, INC.,
                                            as a Guarantor



                                          By___________________________________
                                             Name:
                                             Title:


                                          UNITED GAMING RAINBOW,
                                            as a Guarantor



                                          By___________________________________
                                             Name:
                                             Title:

                                          NATIVE AMERICAN INVESTMENT, INC.,
                                            as a Guarantor



                                          By___________________________________
                                             Name:
                                             Title:


                                          BALLY GAMING INTERNATIONAL, INC.,
                                            as a Guarantor



                                          By___________________________________
                                             Name:
                                             Title:


                                          BALLY GAMING, INC.,
                                            as a Guarantor



                                          By___________________________________
                                             Name:
                                             Title:


                                          ALLIANCE AUTOMATEN VERWALTUNGS GMBH,
                                            as a Guarantor



                                          By___________________________________
                                             Name:
                                             Title:


                                          ALLIANCE AUTOMATEN GMBH & CO. KG,
                                            as a Guarantor



                                          By___________________________________
                                             Name:
                                             Title:

                                          GEDA AUTOMATENGROSSHANDEL GMBH, as a
                                            Guarantor



                                          By___________________________________
                                             Name:
                                             Title:


                                          ERKENS VERTRIEBS GMBH,
                                            as a Guarantor



                                          By___________________________________
                                             Name:
                                             Title:


                                          WESTAV WEST DEUTSCHER AUTOMATEN
                                            VERTRIEB GMBH, as a Guarantor



                                          By___________________________________
                                             Name:
                                             Title:


                                          BALLY GAMING INTERNATIONAL GMBH, as a
                                            Guarantor



                                          By___________________________________
                                             Name:
                                             Title:

                                          CREDIT SUISSE FIRST BOSTON,
                                            Individually and as Administrative
                                            Agent



                                          By___________________________________
                                             Name:
                                             Title:


                                          By___________________________________
                                             Name:
                                             Title:



                                          THE BANK OF NOVA SCOTIA



                                          By___________________________________
                                             Name:
                                             Title:



                                          KZH ING-1 LLC



                                          By___________________________________
                                             Name:
                                             Title:



                                          THE MITSUBISHI TRUST AND BANKING CORP.



                                          By___________________________________
                                             Name:
                                             Title:

                                          SOUTHERN PACIFIC BANK



                                          By___________________________________
                                             Name:
                                             Title:

                                          MERRILL LYNCH SENIOR FLOATING RATE
                                            FUND, INC.



                                          By___________________________________
                                             Name:
                                             Title:

                                          VAN KAMPEN PRIME RATE INCOME TRUST



                                          By___________________________________
                                             Name:
                                             Title:


                                          VAN KAMPEN CLO I, LIMITED

                                          By:  Van Kampen Management Inc., as
                                               Collateral Manager



                                          By___________________________________
                                             Name:
                                             Title:

                                          ML CLO XII PILGRIM AMERICA (Cayman)
                                            LTD.



                                          By:  Pilgrim Investments, Inc., as its
                                                 Investment  Manager



                                          By___________________________________
                                             Name:
                                             Title:

                                          MORGAN STANLEY DEAN WITTER PRIME
                                            INCOME TRUST



                                          By___________________________________
                                             Name:
                                             Title:

                                          SENIOR DEBT PORTFOLIO

                                          By:  Boston Management and Research,
                                               as Investment Advisor



                                          By___________________________________
                                             Name:
                                             Title:

                                          CYPRESSTREE INVESTMENT PARTNERS I,
                                            LTD.,

                                          By:  CypressTree Investment Management
                                               Company, Inc., as Portfolio
                                               Manager



                                          By___________________________________
                                             Name:
                                             Title:

                                          ARCHIMEDES FUNDING, L.L.C.
                                           By: ING Capital Advisors LLC, as
                                               Collateral Manager



                                          By___________________________________
                                             Name:
                                             Title:

                                          GENERAL ELECTRIC CAPITAL CORPORATION



                                          By___________________________________
                                             Name:
                                             Title:

                                          ELF FUNDING TRUST I
                                            By:  Highland Capital Management
                                                 L.P. as Collateral Manager



                                          By___________________________________
                                             Name:
                                             Title:

                                          PAM CAPITAL FUNDING LP
                                            By: Highland Capital Management L.P.
                                            as Collateral Manager



                                          By___________________________________
                                             Name:
                                             Title:

                                          GLENEAGLES TRADING LLC



                                          By___________________________________
                                             Name:
                                             Title:

                                          SRV HIGHLAND, INC.



                                          By___________________________________
                                             Name:
                                             Title:

                                          MASSMUTUAL HIGH YIELD PARTNERS II, LLC
                                            By: HYP Management, Inc.,
                                                as Managing Member



                                          By___________________________________
                                             Name:
                                             Title:

                                          CALIFORNIA BANK & TRUST



                                          By___________________________________
                                             Name:
                                             Title: